AMERITAS LIFE INSURANCE CORP.
                               ("Ameritas Life")
                      AMERITAS VARIABLE SEPARATE ACCOUNT V
                    AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
                     AMERITAS VARIABLE SEPARATE ACCOUNT VA
              AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
                                      and
              AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
                             ("Separate Accounts")

                                 Supplement to:

                             Excel Performance VUL
                              Overture Medley (R)
                                Designer Annuity
                Ameritas No Load Variable Annuity ("NLVA 4080")
                Ameritas No-Load Variable Annuity ("NLVA 6150")
                Ameritas Advisor Select No Load Variable Annuity
                                      and
                              Ameritas Advisor VUL

             Statements of Additional Information Dated May 1, 2010


                        Supplement Dated August 24, 2010

Statements of Additional Information ("SAIs") for the variable products listed above are correct in documents available for distribution to policy owners. However, SAIs filed with the Securities and Exchange Commission in April 2010, for effective date May 1, 2010, through the EDGAR (Electronic Data Gathering, Analysis, and Retrieval) system had conversion errors in two paragraphs in the financial statements of the Depositor. Therefore, the EDGAR version of the Ameritas Life Insurance Corp. Notes To Financial Statements - Statutory Basis (in thousands) Note 8. Dividend Restrictions and Surplus, on page 44, the first two paragraphs are corrected to state:

          The Company is subject to regulation by the Department, which restricts the advancement of funds to parent and affiliated companies as well as the amount of dividends that may be paid without prior approval. Dividend payments by the Company, when aggregated with all other dividends in the preceding 12 months, cannot exceed the greater of 10% of surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Department. Based on this limitation, the Company would be able to pay $123,350 in dividends after December 15, 2010, without prior approval. The Company paid ordinary dividends of $25,000, $87,000 and $0 to AHC, its' parent, in 2009, 2008 and 2007, respectively. Additionally due to the merger with LifeRe, the Company paid stock dividends of $500 in 2007.

          Unassigned surplus represents the undistributed and unappropriated amount of surplus at the statement date. The cumulative effect related to the portion of unassigned surplus represented or reduced by each of the following items as of December 31:


All other provisions of these Statements of Additional Information remain as stated.